Western America Financial, Inc.
                     c/o BankAmerica Leasing & Capital Group
                      555 California Street - Fourth Floor
                         San Francisco, California 94104

                                                            November 30, 1998

VIA FAX 503-220-0012
--------------------

To each of the Addressees on Schedule 1:

         Re:   Notice of Proposed Transfer of Owner Participant's Interest

Gentlepersons:

          Reference is made to that certain Note Purchase Agreement dated as of January 26, 1993 (the "Note Purchase Agreement") among Portland General Electric Company, as Lessee, Western America Financial, Inc., as Owner Participant, Principal Life Insurance Company (f/k/a Principal Mutual Life Insurance Company), as Loan Participant, Wells Fargo Bank National Association, as successor to First National Bank of Oregon and First Interstate Bank of Oregon, as Owner Trustee, and U.S. Bank Trust National Association (f/k/a United States National Bank of Oregon), as Indenture Trustee. Unless otherwise indicated herein, capitalized terms used herein have the meanings specified in the Note Purchase Agreement.

          Notice is hereby given, pursuant to Article XI of the Note Purchase Agreement, Article XIII of the Participation Agreement, Article XII of the Trust Agreement, and Section 10 of the Facilities Agreement, that Owner Participant proposes to sell and transfer one hundred percent (100%) of its right, title and interest in and to the Trust Estate, the properties of Owner Participant mortgaged as part of the Trust Indenture Estate, and under the Participation Agreement and all other Operative Documents to ICON/Boardman Facility LLC ("ICON"), a Delaware limited liability company consisting of the following four members: ICON Income Fund Eight A L.P., ICON Cash Flow Partners L.P. Seven, ICON Cash Flow Partners L.P. Six, and ICON Cash Flow Partners L.P. Series C (collectively, the "Members"). The Members will jointly and severally guaranty the obligations assumed by ICON under the Operative Documents. The aggregate capital and surplus of the Members exceeds the $100,000,000 amount required under Section 13.02(a) of the Participation Agreement.

          The proposed transfer to ICON is anticipated to close effective on or after November 20, 1998. ICON's address is c/o ICON Capital Corp., 600 Mamaroneck Avenue, Harrison, New York 10528.

          As required under Section 11.01 of the Note Purchase Agreement,
Section 12.01 of the Trust Agreement, Section 13.02 of the Participation Agreement, and Section 10(D) and (E) of the Facilities Agreement, effective upon the transfer ICON will agree to be bound by all of the terms of, and to assume all of the obligations of Owner Participant arising under, each of the Operative Documents from and after such effective date, and will have satisfied the other requirements of a transferee under those sections.

          Please acknowledge your receipt of the foregoing Notice and your consent to the proposed transfer (subject to your review of the actual transfer documents) by signing the enclosed copy of this Notice where indicated below, and returning it via fax to Tom McCart at BankAmerica Leasing & Capital Group (fax #: 415-765-1817) and returning a copy to the undersigned in the enclosed return envelope. If you have any questions, you may call Tom McCart at (415) 765-1828.

                                              Very truly yours,

                                              Western America Financial, Inc.

                                              By:
                                              Name: Terri L. Kwiatek
                                              Title: Senior Vice President
Acknowledged and Consented to:

Portland General Electric Company, as Lessee

By:_______________________________
Its_______________________________

Wells Fargo Bank National Association, as successor to First National Bank of
      Oregon and First Interstate Bank of Oregon, as Owner Trustee

By:_______________________________
Its_______________________________

U.S. Bank Trust National Association (f/k/a United States National Bank of
      Oregon, as Indenture Trustee

By:_______________________________
Its_______________________________

Principal Life Insurance Company (f/k/a Principal Mutual Life Insurance
      Company), as Loan Participant

By:_______________________________
Its_______________________________

                                   SCHEDULE 1
                                       TO
                NOTICE OF PROPOSED TRANSFER BY OWNER PARTICIPANT


Mahendra Shah
Portland General Electric Company
121 S.W. Salmon Street
Portland, OR 97204
Phone #: 503-464-7087
Fax #: 503-464-2236

Kevin Gasper
Wells Fargo Bank National Association, as successor to First National Bank of
      Oregon and First Interstate Bank of Oregon
999 Third Avenue-Sixth Floor
Seattle, WA 98104
Phone #: 206-343-6459
Fax #: 206-292-3682

Linda McConkey
Assistant Vice President
U.S. Bank Trust National Association (f/k/a United States National Bank of Oregon) 555 SW Oak Street, PL-6
Portland, OR 97204
Phone #: 503-220-0007
Fax #: 503-220-0012

Jon Heiny
Counsel
Principal Life Insurance Company (f/k/a Principal Mutual Life Insurance Company) 711 High Street
Des Moines, Iowa 50392-0800
Phone #: 515-246-7522
Fax #: 515-248-0483

          As required under Section 11.01 of the Note Purchase Agreement,
Section 12.01 of the Trust Agreement, Section 13.02 of the Participation Agreement, and Section 10(D) and (E) of the Facilities Agreement, effective upon the transfer ICON will agree to be bound by all of the terms of, and to assume all of the obligations of Owner Participant arising under, each of the Operative Documents from and after such effective date, and will have satisfied the other requirements of a transferee under those sections.

          Please acknowledge your receipt of the foregoing Notice and your consent to the proposed transfer (subject to your review of the actual transfer documents) by signing the enclosed copy of this Notice where indicated below, and returning it via fax to Tom McCart at BankAmerica Leasing & Capital Group (fax #: 415-765-1817) and returning a copy to the undersigned in the enclosed return envelope. If you have any questions, you may call Tom McCart at (415) 765-1828.

                                               Very truly yours,

                                               Western America Financial, Inc.

                                               By:      /s/ Terri L. Kwiatek
                                               -------------------------------
                                               Name: Terri L. Kwiatek
                                               Title: SENIOR VICE PRESIDENT
Acknowledged and Consented to:

Portland General Electric Company

By:_______________________________________
Its_______________________________________


First National Bank of Oregon, as Owner Trustee

By:_______________________________________
Its_______________________________________


United States National Bank of Oregon, as Indenture Trustee

By:_______________________________________
Its_______________________________________


Principal Mutual Life Insurance Company

By:_______________________________________
By:_______________________________________

          As required under Section 11.01 of the Note Purchase Agreement,
Section 12.01 of the Trust Agreement, Section 13.02 of the Participation Agreement, and Section 10(D) and (E) of the Facilities Agreement, effective upon the transfer ICON will agree to be bound by all of the terms of, and to assume all of the obligations of Owner Participant arising under, each of the Operative Documents from and after such effective date, and will have satisfied the other requirements of a transferee under those sections.

          Please acknowledge your receipt of the foregoing Notice and your consent to the proposed transfer (subject to your review of the actual transfer documents) by signing the enclosed copy of this Notice where indicated below, and returning it via fax to Tom McCart at BankAmerica Leasing & Capital Group (fax #: 415-765-1817) and returning a copy to the undersigned in the enclosed return envelope. If you have any questions, you may call Tom McCart at (415) 765-1828.

                                          Very truly yours,

                                          Western America Financial, Inc.

                                          By:_____________________________
                                          Name: Terri L. Kwiatek
                                          Title:__________________________
Acknowledged and Consented to:

Portland General Electric Company

By:      /s/
   --------------------------------------
Its  Vice President, CFO and Treasurer
   --------------------------------------


First National Bank of Oregon, as Owner Trustee

By:______________________________________
Its______________________________________


United States National Bank of Oregon, as Indenture Trustee

By:______________________________________
Its______________________________________


Principal Mutual Life Insurance Company

By:______________________________________
Its______________________________________

          As required under Section 11.01 of the Note Purchase Agreement,
Section 12.01 of the Trust Agreement, Section 13.02 of the Participation Agreement, and Section 10(D) and (E) of the Facilities Agreement, effective upon the transfer ICON will agree to be bound by all of the terms of, and to assume all of the obligations of Owner Participant arising under, each of the Operative Documents from and after such effective date, and will have satisfied the other requirements of a transferee under those sections.

          Please acknowledge your receipt of the foregoing Notice and your consent to the proposed transfer (subject to your review of the actual transfer documents) by signing the enclosed copy of this Notice where indicated below, and returning it via fax to Tom McCart at BankAmerica Leasing & Capital Group (fax #: 415-765-1817) and returning a copy to the undersigned in the enclosed return envelope. If you have any questions, you may call Tom McCart at (415) 765-1828.

                                            Very truly yours,

                                            Western America Financial, Inc.

                                            By:      /s/ Terri L. Kwiatek
                                                -----------------------------
                                            Name: Terri L. Kwiatek
                                            Title: Senior Vice President
Acknowledged and Consented to:

Portland General Electric Company, as Lessee

By:_____________________________________
Its_____________________________________


Wells Fargo Bank National Association, as successor to First National Bank of
       Oregon and First Interstate Bank of Oregon, as Owner Trustee

By:      /s/
   --------------------------------------
Its      Senior Trust Associate
   --------------------------------------


U.S. Bank Trust National Association (f/k/a United States National Bank of
       Oregon, as Indenture Trustee

By:_____________________________________
Its_____________________________________


Principal Life Insurance Company (f/k/a Principal Mutual Life Insurance
       Company), as Loan Participant

By:____________________________________
Its____________________________________

          As required under Section 11.01 of the Note Purchase Agreement,
Section 12.01 of the Trust Agreement, Section 13.02 of the Participation Agreement, and Section 10(D) and (E) of the Facilities Agreement, effective upon the transfer ICON will agree to be bound by all of the terms of, and to assume all of the obligations of Owner Participant arising under, each of the Operative Documents from and after such effective date, and will have satisfied the other requirements of a transferee under those sections.

          Please acknowledge your receipt of the foregoing Notice and your consent to the proposed transfer (subject to your review of the actual transfer documents) by signing the enclosed copy of this Notice where indicated below, and returning it via fax to Tom McCart at BankAmerica Leasing & Capital Group (fax #: 415-765-1817) and returning a copy to the undersigned in the enclosed return envelope. If you have any questions, you may call Tom McCart at (415) 765-1828.

                                              Very truly yours,

                                              Western America Financial, Inc.

                                              By: /s/
                                                 ----------------------------
                                              Name: Terri L. Kwiatek
                                              Title: Senior Vice President
Acknowledged and Consented to:

Portland General Electric Company, as Lessee

By:___________________________________
Its___________________________________


Wells Fargo Bank National Association, as successor to First National Bank of
      Oregon and First Interstate Bank of Oregon, as Owner Trustee

By:___________________________________
Its___________________________________


Acknowledged Conditional Consent, Subject to review and approval of the transfer documents and opinions of counsel.

U.S. Bank Trust National Association (f/k/a United States National Bank of
      Oregon, as Indenture Trustee

By:      /s/ Linda A. McConkey
    -----------------------------------
Its      Assistant Vice President
    -----------------------------------


Prinicpal Life Insurance Company (f/k/a Principal Mutual Life Insurance
      Company), as Loan Participant

By:___________________________________
Its___________________________________